Home Office: Little Rock, AR Administrative Office: 570 Carillon Parkway St. Petersburg, FL 33761

September 2, 2016

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:            Merrill Lynch Variable Life Separate Account II, SEC File No. 811-06227
➢	Merrill Lynch Prime Plan I-IV, Directed — Registration No. 33-43057
➢	Merrill Lynch Prime Plan V – Registration No. 33-43058
➢	Merrill Lynch Prime Plan VI – Registration No. 33-43059
➢	Merrill Lynch Prime Plan 7 – Registration No. 33-43060
➢	Merrill Lynch Directed Life 2 – Registration No. 333-43055
➢	Merrill Lynch Prime Plan Investor – Registration No. 33-43056
Rule N30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the "Act"), Transamerica Advisors Life Insurance Company (the "Company") on behalf of the Registrant, recently sent (or will send) to its policyholders the semi-annual reports dated June 30, 2016, for the underlying management investment companies listed below (the "Funds"). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

ANNUAL REPORT FILINGS:
BlackRock Series Fund, Inc., SEC File No. 811-03091
BlackRock Variable Series Funds, Inc., SEC File No.: 811-03290
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), SEC File No.:  811-07452
 AllianceBernstein Variable Products Series Fund, Inc., SEC File No.: 811-05398
MFS Variable Insurance Trust, SEC File No.: 811-08326

Some of the funds included in each Fund Company's semi-annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their semi-annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Carol Parker at (727) 299-1770.

Sincerely,

/s/Arthur D. Woods

Arthur D. Woods
Transamerica Advisors Life Insurance Company